As filed with the Securities and Exchange Commission on April 27, 2018
File No. 2-87913
File No. 811-03904

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 47	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 47	☒

The Value Line Tax Exempt Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
7 Times Square, 21st Floor,
New York, New York 10036-6524
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code (212) 907-1900
Mitchell E. Appel,
The Value Line Tax Exempt Fund, Inc.
7 Times Square, 21st Floor,
New York, New York 10036-6524
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)
☐   immediately upon filing pursuant to paragraph (b)
☒   on May 1, 2018 pursuant to paragraph (b)
☐   60 days after filing pursuant to paragraph (a)(1)
☐   75 days after filing pursuant to paragraph (a)(2)
☐   on (date) pursuant to paragraph (a)(1)
☐   on (date) pursuant to paragraph (a)(2) of Rule 485

Value Line Core Bond Fund
(Ticker Symbol: VAGIX)
The Value Line Tax Exempt Fund, Inc.
(Ticker Symbol: VLHYX)

PROSPECTUS
MAY 1, 2018

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Summary Sections
Value Line Core Bond Fund Summary Page 3
Value Line Tax Exempt Fund Summary Page 11
Additional Information Regarding Principal Investment Strategies
Value Line Core Bond Fund Page 17
Value Line Tax Exempt Fund Page 20
Information Regarding
Non-Principal Investment Strategies
Non-principal investment strategies of the Funds Page 21
Additional Information Regarding Principal Risks
The principal risks of investing in the Funds Page 22
Who Manages the Funds
Investment Adviser Page 27
Management fees Page 27
Portfolio management Page 27
About Your Account
How to buy shares Page 28
How to sell shares Page 31
Frequent purchases and redemptions of Fund shares Page 34
Special services Page 35
Dividends, distributions and taxes Page 36
Financial Highlights
Financial Highlights Page 38

VALUE LINE CORE BOND FUND SUMMARY
Investment objectives
The Fund’s primary investment objective is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Fees and expenses
This table describes the fees and expenses that you would pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.22%
Less Fee Waiver and Expense Reimbursement(1)	–0.23%
Net Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.99%
(1)
EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”) have agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”) through June 30, 2019. The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Expense Limitation can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s Board.

Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the fee waiver and expense reimbursement is in place for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Core Bond Fund	$101	$364	$648	$1,457
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal investment strategies of the Fund
The Fund invests primarily in a diversified portfolio of primarily investment grade bonds and other debt instruments.
Under normal circumstances, the Fund invests at least 80% of its assets (including borrowings for investment purposes) in bonds and other debt instruments (“80% Policy”). The Fund’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Fund may invest in bonds and debt instruments of any type, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), securities issued or guaranteed by non-U.S. governments or their agencies or instrumentalities (sovereign debt), securities issued by supranational agencies, mortgage-backed securities, asset-backed securities, and other fixed income securities.
The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government. The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.
The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans and leases.
The Adviser invests at least 80% of the Fund’s assets (including borrowings for investment purposes) in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds). Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality. The Fund estimates that the average credit quality rating of Fund assets will be investment grade.
Incidental to its primary investment strategy, the Adviser may seek to hedge the Fund’s interest rate exposure, or to profit from anticipated movements in interest rates, by investing in futures contracts on U.S. government securities and sovereign debt (such as interest rate futures on government bonds issued by the U.S., the U.K., Japan and Germany). The Adviser is not registered with the Commodity Futures Trading Commission as a commodity trading advisor or commodity pool operator and limits the aggregate amount of the Fund’s investments in commodity interests (such as futures contracts) to comply with an exemption from such registration. The Adviser does not intend to hedge the Fund’s foreign currency exposure associated with futures contracts on sovereign debt. Accordingly, changes in foreign currency exchange rates will affect the value of such futures contracts.
The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity. The Fund estimates that the weighted average maturity of its portfolio will range between three to fifteen years.
In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The other principal risks of investing in the Fund are:
■
Interest Rate and Reinvestment Risk. As with most bond funds, the income on and market price of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (e.g., upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. When interest rates fall, the market prices of these securities usually increase. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

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Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.
■
Prepayment and Extension Risk. Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the duration of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment.

■
Inflation Risk. The market price of the Fund’s debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities (excluding inflation-indexed securities) are subject to long-term erosion in purchasing power and such erosion may exceed any return received by the Fund with respect to a debt security. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases.

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Below Investment Grade Credit Risk. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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Mortgage-Backed/Asset-Backed Securities Risk. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk, prepayment risk and extension risk.

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Derivatives Risk. Investing in derivatives, including U.S. and foreign interest rate futures contracts, may increase the Fund’s volatility and risk of loss. Derivative positions typically are established with a small amount of cash relative to the total amount of investment exposure they generate, so the magnitude of any loss can be much greater than the amount originally invested by the Fund. The success of the Fund’s investments in interest rate futures contracts is dependent on the Adviser’s ability to correctly forecast the movement of interest rates in a given country. Even if the Adviser forecasts correctly, however, the success of the investment also depends on adequate correlation between the change in the relevant interest rate and the change in the value of the futures contract to the Fund. To the extent the Fund is investing in derivatives as a hedge, the success further depends on adequate correlation between the change in value of the futures contract and the change in the value of the portfolio position being hedged.

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Foreign Currency Risk. The Fund’s investments in foreign interest rate futures contracts, which are denominated in foreign currencies, are subject to the risk that such currencies will decline in value relative to the U.S. dollar.
■
Foreign Investments Risk. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

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Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are not backed by the full faith and credit of the U.S., and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liabilities of the instrumentalities that issue some U.S. government securities may exceed the current resources of such instrumentalities, including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible that these issuers will not have the funds to meet their payment obligations in the future. Even securities that are backed by the full faith and credit of the U.S. may be adversely affected as to market prices and yields if the long-term sovereign credit rating of the U.S. is further downgraded, as it was by Standard & Poor’s in 2011.

■
Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage the Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

■
Cyber Security Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

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Liquidity Risk. The Securities and Exchange Commission (the “SEC”) recently adopted Rule 22e-4 under the Investment Company Act of 1940 (the “1940 Act”), which mandates that the Fund implement certain liquidity risk management practices by June 2019. The precise impact the rule will have on the Fund and on the open-end fund industry has not yet been determined, but any related changes may negatively affect the Fund’s expenses, yield and return potential.

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Portfolio Turnover. The Fund’s annual portfolio turnover rate has exceeded 100% in two of the last five years. For example, a rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent the Fund engages in short-term trading in attempting to achieve its investment objective, it will increase the Fund’s portfolio turnover rate and the Fund will incur higher brokerage commissions and other expenses.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund is not recommended for investors whose principal objective is long-term growth. For a more complete discussion of risk, please turn to page 22.
Fund performance
This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of a broad-based market index: the Bloomberg Barclays US Aggregate Bond Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Prior to December 10, 2012, the Fund was managed pursuant to a different investment strategy and its performance for periods prior to December 10, 2012 may be higher than it may be able to achieve under its current investment strategy. Updated performance information is available at: www.vlfunds.com.
Total returns (before taxes) as of 12/31 each year (%)

Best Quarter:	Q2 2009	+11.97
Worst Quarter:	Q4 2008	–16.73
After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
Average annual total returns for periods ended December 31, 2017
	1 year	5 years	10 years
Return before taxes	3.47%	1.40%	4.28%
Return after taxes on distributions	2.46%	0.64%	2.76%
Return after taxes on distributions and sale of Fund shares	1.96%	0.72%	2.70%
Bloomberg Barclays US Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
(1)
The Bloomberg Barclay’s US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid Adjustable Rate Mortgage passthrough’s), asset-backed securities, and commercial mortgage-backed securities. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this Index.

Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Managers. Liane Rosenberg and Jeffrey Geffen are primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since 2012. Mr. Geffen has been a portfolio manager with the Adviser since 2001 and has been one of the Fund’s portfolio managers since 2010.
Purchase and sale of Fund shares
Minimum initial investment in the Fund: $1,000. Additional investments can be made in any amount.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, c/o DST, P.O. Box 219729, Kansas City, MO 64121-9729. See “How to Sell Shares” on page 31.
Tax Information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VALUE LINE TAX EXEMPT FUND SUMMARY
Investment objectives
The Fund’s primary investment objective is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.10%
Less: 12b-1 Fee Waiver(1)	–0.25%
Net Expenses	0.85%
(1)
EULAV Securities LLC (the “Distributor”) has contractually agreed to waive the Fund’s 12b-1 fee in an amount equal to 0.25% of the Fund’s average daily net assets through June 30, 2019. The waiver cannot be modified or terminated before June 30, 2019 without the approval of the Fund’s Board of Directors. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2019.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the fee waiver is in place for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Value Line Tax Exempt Fund	$87	$325	$582	$1,318
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal investment strategy of the Fund
To achieve the Fund’s investment objectives, under normal conditions EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.
The Fund buys and sells municipal bonds with a view towards seeking a high level of current income exempt from federal income taxes. In selecting municipal bonds for purchase, the Adviser considers, among other things, the bond’s credit quality and yield potential.
Principal risks of investing in the Fund
Investing in any mutual fund, including the Fund, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of your investment. Therefore, before you invest in the Fund you should carefully evaluate the risks.
■
Interest Rate and Reinvestment Risk. As with most bond funds, the income on and market price of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. When interest rates fall, the market prices of these securities usually increase. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

■
Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is higher for corporate, asset-backed and foreign government debt securities than for U.S. Government debt securities.

■
Prepayment and Extension Risk. Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the duration of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment.

■
Inflation Risk. The market price of the Fund’s debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases.
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Credit Ratings Reliance Risk. Ratings by a nationally recognized statistical rating organization represent the organization’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized statistical rating organization present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

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Government Actions Risk. Government actions could have an adverse effect on municipal bond prices. The IRS has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. There is a risk that a bond purchased by the Fund that was issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income. New federal or state legislation also may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations. Although distributions of interest income from the Fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Fund distributions.

■
Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage the Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

■
Cyber Security Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

■
Liquidity Risk. The Securities and Exchange Commission (the “SEC”) recently adopted Rule 22e-4 under the Investment Company Act of 1940 (the “1940 Act”),

which mandates that the Fund implement certain liquidity risk management practices by June 2019. The precise impact the rule will have on the Fund and on the open-end fund industry has not yet been determined, but any related changes may negatively affect the Fund’s expenses, yield and return potential.
An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. The Fund is not appropriate for Individual Retirement Accounts (“IRAs”) or other tax-advantaged retirement plans. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a more complete discussion of risk, please turn to page 22.
Fund performance
This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.
Total returns (before taxes) as of 12/31 each year (%)

Best Quarter:	Q3 2009	+8.00%
Worst Quarter:	Q3 2008	–5.15%
After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Average Annual Total Returns for Periods Ended December 31, 2017
	1 year	5 years	10 years
Value Line Tax Exempt Fund
Return before taxes	3.86%	1.89%	2.85%
Return after taxes on distributions	3.86%	1.86%	2.83%
Return after taxes on distributions and sale of Fund shares	3.37%	2.05%	2.88%
Bloomberg Barclays Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	5.45%	3.02%	4.46%
(1)
The Bloomberg Barclays Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Fund’s returns.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.
Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been the Fund’s portfolio manager since 2010.
Purchase and sale of Fund shares
Minimum initial investment in the Fund: $1,000. Additional investments can be made in any amount.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary by telephone or by mail by writing to: Value Line Funds, c/o DST, P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 31.
Tax Information
The Fund seeks to earn income and pay dividends exempt from federal income tax. A portion of the dividends you receive may be subject to regular federal income tax or to the federal alternative minimum tax. You may also receive taxable distributions attributable to the Fund’s sale of municipal bonds. In addition, all dividends and distributions may be subject to state and local taxes.

Payments to broker-dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING PRINCIPAL
INVESTMENT STRATEGIES
VALUE LINE CORE BOND FUND
Investment objectives
The primary investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund’s portfolio or from a general lowering of interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. Although the Fund will strive to achieve these investment objectives, there is no assurance that it will succeed.
Principal investment strategies
The Fund invests primarily in a diversified portfolio of primarily investment grade bonds and other debt instruments.
Under normal circumstances, the Fund invests at least 80% of its assets (including borrowings for investment purposes) in bonds and other debt instruments. The Fund’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Fund may invest in bonds and debt instruments of any type, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), securities issued or guaranteed by non-U.S. governments or their agencies or instrumentalities (sovereign debt), securities issued by supranational agencies, mortgage-backed securities, asset-backed securities, and other fixed income securities.
The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government. The Fund may also invest in debt securities issued by state and local municipalities. The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.
The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.
The Adviser invests at least 80% of the Fund’s assets (including borrowings for investment purposes) in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds). Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality. The Fund estimates that the average credit quality rating of Fund assets will be investment grade. The Adviser may consider the security’s rating as assigned by The Value Line Investment Survey. The Standard and Small and Mid-Cap Editions of The Value Line Investment Survey rate approximately 3,500 companies. These ratings range from A++ to C and are divided into nine categories. Companies that have the best financial strength (relative to the other companies followed in The Value Line Investment Survey) are given an “A++” rating, indicating an ability to weather hard times better than the vast majority of other companies. Those that don’t quite merit the top rating are given an “A+” grade, and so on. Those rated “C+” are well below average, and “C” is reserved for companies with very serious financial problems. The Fund’s Statement of Additional Information (“SAI”) provides further information on securities ratings.
Incidental to its primary investment strategy, the Adviser may seek to hedge the Fund’s interest rate exposure, or to profit from anticipated movements in interest rates, by investing in futures contracts on U.S. government securities and sovereign debt (such as interest rate futures on government bonds issued by the U.S., the U.K., Japan and Germany). The Adviser is not registered with the Commodity Futures Trading Commission as a commodity trading advisor or commodity pool operator and limits the aggregate amount of the Fund’s investments in commodity interests (such as futures contracts) to comply with an exemption from such registration. The Adviser does not intend to hedge the Fund’s foreign currency exposure associated with futures contracts on sovereign debt. Accordingly, changes in foreign currency exchange rates will affect the value of such futures contracts.
The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity. The Fund estimates that the weighted average maturity of its portfolio will range between three to fifteen years. The Fund may purchase debt securities that pay fixed, variable, inflation-indexed, or other rates of return, including zero coupon and original issue discount bonds.
The Fund may invest in foreign securities, including depository receipts; governmental or supranational debt obligations; and corporate loans and debt or securities that are made to, or issued by, foreign companies, U.S. subsidiaries of non-U.S. companies, or U.S. companies with significant foreign operations.
The securities purchased by the Fund may include preferred stocks and “convertible securities” — that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock. The Fund’s portfolio may also include warrants or common shares when consistent with the Fund’s primary objective or acquired as part of a unit combining fixed-income and equity securities.
The Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers.
In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.
For additional information regarding the Fund’s investment strategies, please see “Information Regarding Non-Principal Investment Strategies” on page 21 and the Fund’s Statement of Additional Information (“SAI”).

ADDITIONAL INFORMATION REGARDING PRINCIPAL
INVESTMENT STRATEGIES
VALUE LINE TAX EXEMPT FUND
Investment objectives
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective. Although the Fund will strive to achieve its investment objectives, there is no assurance that it will succeed.
Principal investment strategy
Under normal conditions, at least 80% of the Fund’s assets are invested in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. This is a fundamental policy of the Fund which will not be changed without shareholder approval.
The type of securities in which the Fund invests
The Fund primarily invests in municipal bonds that are rated at the time of purchase within the four highest categories of a nationally recognized statistical rating organization, or if not rated, deemed by the Adviser to be of comparable quality. These bonds include both secured and unsecured debt obligations. If a bond’s rating drops, the Adviser will review the desirability of continuing to hold the bond. The Fund expects to maintain an average maturity of between 7 and 20 years.
Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state or local personal income taxes. Municipal bonds are generally one of the following: general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power, or revenue bonds, which are payable from revenue derived from a particular facility or service.
The Fund may also invest in variable rate demand instruments, industrial development bonds and other securities which pay interest from revenues of projects with similar characteristics.
Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, general and local economic conditions, capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, the slope of the yield curve, changes in tax laws, regulations and rules, and the maturity, rating and size of individual offerings.

INFORMATION REGARDING NON-PRINCIPAL
INVESTMENT STRATEGIES
Non-principal investment strategies
Each of Value Line Core Bond Fund and Value Line Tax Exempt Fund (together, the “Funds”) may engage in certain investment strategies or techniques in addition to the Fund’s principal investment strategies. The strategy described below apply to both Funds unless otherwise specified.
Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, each Fund takes temporary defensive positions that are inconsistent with the Fund’s principal investment strategies. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s income or capital appreciation, or both. If this occurs, the Fund may not achieve its investment objectives.
Portfolio turnover. Each Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy would result in higher brokerage commissions and other expenses and may negatively affect the Fund’s performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See “Financial Highlights” for each Fund’s most current portfolio turnover rate.
There are other non-principal investment strategies and associated risks discussed in the SAI.
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in a Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of a Fund’s investments. The principal risks described below apply to both Funds unless otherwise specified.

ADDITIONAL INFORMATION REGARDING
PRINCIPAL RISKS
The principal risks of investing in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in a Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of a Fund’s investments. The principal risks described below apply to both Funds unless otherwise specified.
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Interest Rate and Reinvestment Risk. The income on and market price of debt securities fluctuate with changes in interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. This occurs because new debt securities are likely to be issued with higher yields as interest rates rise, making the old or outstanding debt securities less attractive. Rising interest rates may also cause a Fund’s income from certain asset-backed and high yield debt securities to fall because the rate of default and delayed payment on underlying obligations generally increases as underlying borrowers must pay higher interest rates. When interest rates fall, the market prices of debt securities usually increase, but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as a Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

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Credit Risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. The perceived credit risk of an investment also influences its price, and the price of a Fund’s debt securities may fall if they are inaccurately perceived by the market to present a different amount of credit risk than they actually do. Credit risk is often greater for corporate, mortgage-backed, asset-backed, and foreign government debt securities than for U.S. government debt securities. Credit risk is also generally greater where less information is publically available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative.

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Prepayment and Extension Risk. Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the duration of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment.

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Below Investment Grade Credit or High Yield Securities Risk. (Value Line Core Bond Fund only) Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The income on and market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty. High yield debt instruments are more vulnerable to changes in interest rates and inflation, in part because leveraged or overextended issuers and investments are more sensitive to adverse changes. Below investment grade securities also tend to pose greater risks of illiquidity than higher-quality securities. Many are not registered for sale under the Securities Act of 1933 and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or the Fund.

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Mortgage-Backed/Asset-Backed Securities Risk. (Value Line Core Bond Fund only) Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk, prepayment risk and extension risk. The Fund’s investments in mortgage-backed and asset-backed securities may cause the Fund’s indirect exposure to a given industry or group of industries to exceed the limit on concentration set forth in the Fund’s investment restrictions. This is because the Fund does not count mortgage-backed or asset-backed securities as an investment in any particular industry or group of industries for purposes of the Fund’s industry concentration restrictions. The market for some mortgage-backed or asset-backed securities may be, or rapidly become, illiquid, and certain of these securities are at greater risk of being valued incorrectly by the market or the Fund.

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Derivatives Risk. (Value Line Core Bond Fund only) Investing in derivatives, including U.S. and foreign interest rate futures contracts, may increase the Fund’s volatility and risk of loss. Derivative positions typically are established with a small amount of cash relative to the total amount of investment exposure they generate, so the magnitude of any loss can be much greater than the amount originally invested by the Fund. The Fund is required to segregate liquid assets to “cover” its obligations under these transactions and may be forced to liquidate the Fund’s derivative positions or other attractive investments at inopportune times to fulfill the segregation requirements. The success of the Fund’s investments in interest rate futures contracts is dependent on the Adviser’s ability to correctly forecast the movement of interest rates in a given country. Even if the Adviser forecasts correctly, however, the success of the investment also depends on adequate correlation between the change in the interest rate and the change in value of the futures contract to the Fund. To the extent the Fund is investing in derivatives as a hedge, the success further depends on adequate correlation between the change in value of the futures contract and the change in value of the portfolio position being hedged. Some of the many potential causes for imperfect correlation include adverse currency exchange rate movements, temporary market distortions, disruptions at the listing exchange or clearing facility, government intervention, currency restrictions, or reduced liquidity. Futures which are listed on a foreign board of trade are not entitled to the same regulatory protections as U.S. exchange-listed futures, and may be subject to higher transaction costs, reduced liquidity, delays in settlement, and different or greater counterparty risks.
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Foreign Currency Risk. (Value Line Core Bond Fund only) The Fund’s investments in foreign interest rate futures contracts, which are denominated in foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar. If the value of the U.S. dollar declines relative to the foreign currency in which the Fund must post margin and settle its obligation, any gains accruing on the Fund’s investments in U.K., Japanese and German government bond futures may be reduced and the Fund may experience losses.

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Foreign Investments Risk. (Value Line Core Bond Fund only) Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Other risks associated with foreign financial markets and legal institutions include unfavorable trading, settlement or custodial practices, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, and more limited trading markets. These risks tend to be magnified in emerging markets (as compared to the U.S. market or developed foreign markets).

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Government Securities Risk. (Value Line Core Bond Fund only) The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are not backed by the full faith and credit of the U.S., and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liabilities of the instrumentalities that issue some U.S. government securities may exceed the current resources of such instrumentalities, including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible that these issuers will not have the funds to meet their payment obligations in the future. Even securities that are backed by the full faith and credit of the U.S. may be adversely affected as to market prices and yields if the long-term sovereign credit rating of the U.S. is further downgraded, as it was by Standard & Poor’s in 2011.

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Reliance on Credit Ratings Risk. (Value Line Tax Exempt Fund only) Ratings by a nationally recognized statistical rating organization represent the organization’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized statistical rating organization present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

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Illiquidity Risk. Certain securities may be difficult or impossible to sell at the time and price that a Fund would like when there is little or no active trading market. If a security cannot be sold by a Fund at a favorable time and price, the Fund may have to lower the price, sell other securities instead, or forgo an investment opportunity in order to obtain liquidity. This could have a negative effect on the Fund’s performance.

The SEC recently adopted Rule 22e-4 under the 1940 Act, which mandates that the Fund implement certain liquidity risk management practices by June 2019. The precise impact the rule will have on the Fund and on the open-end fund industry has not yet been determined, but any related changes may negatively affect the Fund’s expenses, yield and return potential. Moreover, there can be no assurance that new risk management practices will enable the Fund to manage liquidity successfully in all market environments.
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Inflation Risk. The market price of the Fund’s debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities (excluding inflation-indexed securities) are subject to long-term erosion in purchasing power and such erosion may exceed any return received by the Fund with respect to a debt security. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases.

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Government Actions Risk. (Value Line Tax Exempt Fund only) Government actions could have an adverse effect on municipal bond prices. The IRS has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. There is a risk that a bond purchased by the Fund that was issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income. New federal or state legislation also may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations. Such reclassifications or actions could (i) subject you to increased tax liability, possibly retroactively, and/or (ii) cause the value of a security, and therefore the value of the Fund’s shares, to decline. In addition, the Fund is subject to the risk that the issuer of a security held by the Fund may not be able to make timely payments due to a general economic downturn, specific conditions affecting the issuer or a particular industry or market sector, or as a result of increased governmental costs. Although distributions of interest income from the Fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Fund distributions.

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Active Management Risk. Because each Fund is actively managed, its investment return depends on the ability of the Adviser to manage each Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

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Cyber Security Risk. As the use of technology becomes more prevalent in the course of business, the Funds become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Successful cyber-attacks and/or technological malfunctions affecting a Fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential Fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since each Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.
An investment in either of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Please see the SAI for a further discussion of risks. Information on each Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the SAI.
The business and affairs of the Funds are managed by each Fund’s officers under the oversight of each Fund’s Board of Directors.

WHO MANAGES THE FUNDS
Investment Adviser
The Funds’ investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor New York, NY 10036-6524. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.5 billion as of March 31, 2018.
Management fees
For managing each Fund and its investments, the Adviser is paid a fee, as a percentage of each Fund’s average daily net assets, at the annualized rates set forth below.
Value Line Core Bond Fund	0.39% of the Fund’s average daily net assets.
Value Line Tax Exempt Fund	0.39% of the Fund’s average daily net assets.
The table reflects each Fund’s advisory fee following the “unbundling” of such fee from amounts paid for administrative services provided by the Adviser. Pursuant to an amendment to each Fund’s advisory agreement effective January 1, 2018, the advisory fee is reduced in each period by amounts paid by the Fund for such administrative services with respect to the same period.
A discussion regarding the basis for each Fund’s Board of Directors’ approval of the investment advisory agreement is available in the Fund’s most recent semi-annual report to shareholders for the six month period ended June 30.
Portfolio management
Fund	Portfolio Manager	Additional Information
Value Line Core Bond Fund	Liane Rosenberg and Jeffrey Geffen	Liane Rosenberg and Jeffrey Geffen are primarily responsible for the day-to-day management of the Fund’s portfolio and have been portfolio managers of the Fund since 2012 and 2010, respectively.
Value Line Tax Exempt Fund	Liane Rosenberg	Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Rosenberg has been the Fund’s portfolio manager since 2010.
Ms. Rosenberg has been a portfolio manager with the Adviser since 2009. Mr. Geffen has been a portfolio manager with the Adviser since 2001.
There is additional information in the SAI about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

ABOUT YOUR ACCOUNT
How to buy shares
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By telephone

Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Funds’ transfer agent) between 9:00 a.m. and 4:00 p.m. Eastern Time. You must pay for these shares within three business days of placing your order.
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By wire

If you are making an initial purchase by wire, you must call the Funds’ transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.
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Through a broker-dealer

You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.
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By mail

Complete the account application and mail it with your check payable to Value Line Funds, c/o DST, P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
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Minimum/additional investments

Once you have completed an account application, you can make an initial purchase of any Fund’s shares with a minimum investment of  $1,000. Additional investments can be made at any time in any amount. The price you pay for shares will depend on when your purchase order is received. Each Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.
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Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern Time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Orders received by the close of regular trading on the Exchange in proper form, as determined by DST Asset Manager Solutions, Inc. or another intermediary designated by the Funds, will be priced at the NAV determined as of the close of trading on that day. Each Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.
Fund shares may be purchased through various third-party intermediaries authorized by the Funds including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.
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Service and Distribution Plan

Each Fund has adopted a Service and Distribution Plan (each, a “Plan”) under Rule 12b-1 under the Investment Company Act of 1940. Each Fund pays EULAV Securities LLC (the “Distributor”) Rule 12b-1 fees, at the annual rate of 0.25% of the Fund’s average daily net assets, which are used by the Distributor for its expenses relating to the distribution, marketing and administrative services with respect to each Fund’s shares. The Distributor may also make payments to broker-dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to each Fund’s shares. Such services may include, among other things, answering investor inquiries regarding a Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as a Fund may request to the extent permitted by applicable statute, rule or regulation. The Plans also provide that the Adviser may make payments for such services out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the Plans are payable without regard to actual expenses incurred which means that the Distributor may earn a profit under the Plan.
The Distributor has contractually agreed to waive the Value Line Tax Exempt Fund’s Rule 12b-1 fee through June 30, 2019. There is no assurance that the Distributor will extend the fee waiver beyond the date indicated, and the fee waiver may be modified or terminated before such date with the approval of the Fund’s Board.
Because Rule 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

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Additional compensation to financial intermediaries

The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally come directly or indirectly from the Funds and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates. The Adviser, the Distributor or their affiliates determines the firms to which payments may be made, which payments may be significant.
Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.
The SAI discusses these revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Funds, the Distributor or the Adviser, as well as about fees and/or commissions charged by that firm.
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Net asset value

Each Fund’s NAV per share is determined for the purposes of both purchases and redemptions as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value which, in the case of securities traded on an exchange or the NASDAQ Stock Market, is typically the last quoted sale or the NASDAQ Closing Price, unless no sale occurred on that day, in which case market value is typically deemed to be the midpoint between the last available and representative bid and asked prices. Bonds and fixed-income municipal securities are valued on the basis of prices that reflect such security’s market value provided by an independent pricing service. Securities for which market valuations are not readily available, or are determined not to reflect accurately fair value, are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by each Fund’s Board of Directors and under such Board’s general supervision. The Funds will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Funds may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by an independent pricing service, or by prices furnished by recognized dealers in such securities. Debt securities which have a maturity of less than 60 days are priced at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
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Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the account application for a Fund, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Funds employ various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, each Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.
How to sell shares
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General

You can redeem your shares (sell them back to the Fund) at NAV by telephone and by mail by writing to: Value Line Funds, c/o DST, P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with a signature guarantee with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.
The Fund’s transfer agent will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check and then immediately request redemption, the Fund’s transfer agent will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you. The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by a Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock

Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.
If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.
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By telephone or wire

You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your U.S. bank the next business day after the Fund’s transfer agent receives your request.
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Through a broker-dealer

Fund shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by a Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern Time) will be priced at the NAV determined as of the close of trading on that day.
Among the brokers that have been authorized by the Funds are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC, and Fidelity Brokerage Services LLC (National Financial Services LLC). You should consult with your broker to determine if it has been so authorized.
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By exchange

You can exchange all or part of your investment in a Fund for shares in other Value Line mutual funds or any other funds offered through the Distributor. When you exchange shares of the Fund for another fund, you are purchasing shares of such other fund and should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.
To execute an exchange, call 800-243-2729. Each Fund reserves the right to reject any purchase order within 24 hours of its receipt.
When you send a Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of the Fund, and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among Value Line mutual funds, or other funds offered through the Distributor, are a shareholder privilege and not a right. Each Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.
This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to a Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of each Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.
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Account minimum

If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.
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Liquidity Management

Each Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The investment team continually monitors portfolio liquidity and adjusts each Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the investment team may regularly meet redemption requests and manage liquidity by: (1) selling portfolio securities; (2) holding cash or cash equivalents; (3) transacting in exchange-traded funds and/or derivatives; or (4) paying redemption proceeds in-kind, as discussed below. Despite each Fund’s reasonable best efforts, however, there can be no assurance that the Funds will manage liquidity successfully in all market environments. As a result, each Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

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Redemptions In-Kind

It is possible that conditions may exist in the future which would, in the opinion of a Fund’s Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the respective Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.
Frequent purchases and redemptions of Fund shares
Frequent purchases and redemptions of a Fund’s shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Funds do not accommodate frequent purchases and redemptions of Fund shares, the Funds’ Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.
Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Funds consider trading to be excessive if an investor:
•
sells shares of the Fund within 30 days after the shares were purchased;

•
makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

•
enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by a Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor or broker, or accounts that the Distributor believes are under their control.
While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Funds nor either of the Funds’ service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing a Fund’s policies. Consequently, it may be more difficult for the Funds to detect market timing activity through such accounts. However, each Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon a Fund’s request, certain identifying and transaction information regarding its underlying shareholders.
Should a Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by the underlying shareholders. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.
Special services
To help make investing with a Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.
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Valu-Matic® allows you to make regular monthly investments of  $25 or more automatically from your checking account.

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The Systematic Cash Withdrawal Plan allows you to arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of  $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.

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You may buy shares in a Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes
The following discussion is a summary of federal income tax consequences of the ownership of Fund shares. This discussion does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan, or other tax-advantaged account. Except as specifically noted, the discussion does not address state, local, or non-U.S. taxes. You should consult your tax advisor about your particular tax situation.
Value Line Core Bond Fund intends to pay dividends from its net investment income, if any, annually. Value Line Tax Exempt Fund declares dividends from its net investment income daily and distributes the accrued dividends each month. Each Fund intends to distribute any capital gains that it has realized annually. Each Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares or in a subsequent request. If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund will cancel your check and reinvest the proceeds in additional Fund shares at the NAV per share on the date of cancellation. No interest will be paid on your uncashed check. Thereafter, your dividends and other distributions will be automatically reinvested in additional Fund shares unless you subsequently contact the Fund and request to receive distributions by check.
Investors should consider the tax consequences of buying shares of Value Line Core Bond Fund shortly before the record date of a dividend or shares of either Fund shortly before the record date of a capital gain distribution, because such a dividend or distribution will generally be taxable even though in economic terms it represents a return of the shareholder’s investment.
You will generally be taxed on dividends and distributions you receive (other than exempt-interest dividends), regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable as ordinary income. Dividends from net investment income (other than exempt-interest dividends) will generally be taxable as ordinary income and are not expected to qualify for the reduced tax rates applicable to “qualified dividend income.”
Most distributions from the Value Line Tax Exempt Fund are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Some exempt-interest dividends may be subject to the federal alternative minimum tax for non-corporate shareholders.
Distributions reported to you by a Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
A 3.8% Medicare tax is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions (other than exempt-interest dividends) from each Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.
You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.
After the end of each year, your Fund will send you a statement with information about the dividends and distributions you received, including exempt-interest dividends, and any redemptions of shares during the previous year.
Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
As with all mutual funds, the Funds may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
The above discussion is meant only as a summary; more information is available in the SAI. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible withholding taxes for non-U.S. shareholders.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the applicable Fund assuming reinvestment of all dividends and distributions. This information has been derived from each Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in that Fund’s annual report, which is available upon request by calling 800-243-2729 or at www.vlfunds.com.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Core Bond Fund
	Years Ended December 31,				Period ended December 31,	Year Ended January 31,
	2017	2016	2015	2014(1)	2013(2)	2013
Net asset value, beginning of year	$14.77	$14.71	$14.94	$14.55	$15.21	$14.76
Income/(loss) from investment operations:
Net investment income	0.34	0.26	0.26	0.27	0.18	0.78
Net gains/(losses) on securities (both realized and unrealized)	0.17	0.06	(0.23)	0.38	(0.66)	0.45
Total from investment operations	0.51	0.32	0.03	0.65	(0.48)	1.23
Redemption fees	—	—	—	—	—	0.00(3)
Less distributions:
Dividends from net investment income	(0.34)	(0.26)	(0.26)	(0.26)	(0.15)	(0.78)
Distributions from net realized gains	—	—	—	—	—	(0.00)(3)
Distributions from return of capital	—	—	—	—	(0.03)	—
Total distributions	(0.34)	(0.26)	(0.26)	(0.26)	(0.18)	(0.78)
Net asset value, end of year	$14.94	$14.77	$14.71	$14.94	$14.55	$15.21
Total return	3.47%	2.16%	0.22%	4.49%	(3.13)%(4)	8.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$61,586	$66,429	$72,074	$79,297	$85,045	$30,550
Ratio of gross expenses to average net assets*	1.22%	1.20%	1.17%	1.26%	1.30%(5)	1.62%
Ratio of net expenses to average net assets**	0.99%	0.99%	0.89%	1.01%	1.15%(5)	1.32%
Ratio of net investment income to average net assets	2.01%	1.74%	1.75%	1.96%	1.17%(5)	5.18%
Portfolio turnover rate	35%	32%	34%	111%	61%(4)	103%
*
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

**
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

(1)
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the per share data listed above that occurred prior to October 17, 2014.

(2)
Period from February 1, 2013 to December 31, 2013.

(3)
Amount is less than $.01 per share.

(4)
Not annualized.

(5)
Annualized.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	The Value Line Tax Exempt Fund, Inc.
	Years Ended December 31,			Period Ended December 31,	Years Ended February 28,
	2017	2016	2015	2014(1)	2014	2013
Net asset value, beginning of year	$9.75	$10.06	$10.08	$9.87	$10.31	$10.14
Income/(loss) from investment operations:
Net investment income	0.26	0.28	0.27	0.22	0.27	0.26
Net gains/(losses) on securities (both realized and unrealized)	0.11	(0.31)	(0.02)	0.21	(0.44)	0.17
Total from investment operations	0.37	(0.03)	0.25	0.43	(0.17)	0.43
Less distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.27)	(0.22)	(0.27)	(0.26)
Net asset value, end of year	$9.86	$9.75	$10.06	$10.08	$9.87	$10.31
Total return	3.86%	(0.38)%	2.54%	4.38%(2)	(1.55)%	4.33%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$56,163	$62,797	$69,039	$75,533	$78,045	$91,124
Ratio of gross expenses to average net assets*	1.10%	0.99%	1.11%	1.19%(3)	1.08%	1.24%
Ratio of net expenses to average net assets**	0.85%	0.74%	0.86%	0.94%(3)	0.83%	0.99%
Ratio of net investment income to average net assets	2.67%	2.75%	2.71%	2.61%(3)	2.79%	2.58%
Portfolio turnover rate	10%	18%	6%	4%(2)	11%	28%
*
Ratio reflects expenses grossed up for the waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

**
Ratio reflects expenses net of the waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor.

(1)
Period from March 1, 2014 to December 31,2014.

(2)
Not annualized.

(3)
Annualized.

For more information
Two documents are available that offer further information about the Funds:
Annual/Semi-annual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).
Statement of Additional Information (“SAI”)
The SAI contains more detailed information about the Funds. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents from the Funds:
There are several ways you can get a current annual/semi-annual report, prospectus or SAI:
Online: www.vlfunds.com
By mail: 7 Times Square, 21st Floor, New York, NY 10036-6524
By phone: 1-800-243-2729
You can also view or obtain copies of these documents through the SEC:
Online: www.sec.gov
By e-mail: (duplicating fee required)	publicinfo@sec.gov
By mail: (duplicating fee required)	Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520
In person:
at the SEC’s Public Reference Room in Washington, D.C. For access, to the Reference Room, call 1-202-551-8090.

Investment Adviser	Service Agent
EULAV Asset Management 7 Times Square, 21st floor New York, NY 10036-6524	DST Asset Manager Solutions, Inc. P.O. Box 219729 Kansas City, MO 64121-9729
Custodian	Distributor
State Street Bank and Trust Company 1 Iron Street Boston, MA 02210	EULAV Securities LLC 7 Times Square, 21st floor New York, NY 10036-6524
Value Line Core Bond Fund 7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-04471
Value Line Tax Exempt Fund, Inc. 7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-03904

VALUE LINE CORE BOND FUND
(Ticker Symbol: VAGIX)
THE VALUE LINE TAX EXEMPT FUND, INC.
(Ticker Symbol: VLHYX)
7 Times Square, 21st Floor, New York, New York 10036-6524
800-243-2729
www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2018

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Value Line Core Bond Fund (“Value Line Core Bond Fund”) and the Prospectus of The Value Line Tax Exempt Fund, Inc. (“Value Line Tax Exempt Fund”) (individually, a “Fund” and collectively, the “Funds”), dated May 1, 2018, a copy of which may be obtained without charge by writing or telephoning the Funds. The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in each Fund’s 2017 Annual Report to Shareholders (“Annual Report”), are incorporated by reference in this SAI. A copy of each Fund’s Annual Report and most recent Semi-Annual Report are available from the Fund upon request and without charge by calling 800-243-2729 or online at www.vlfunds.com.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS
History and Classification.
Each of the Funds is an open-end, diversified management investment company. The investment adviser of each Fund is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.
The Value Line Core Bond Fund was established as a Massachusetts business trust in 1995. In November 2012, it changed its name from “Value Line Aggressive Income Trust” to “Value Line Core Bond Fund.” Value Line Tax Exempt Fund, is a series of an open-end, diversified management company incorporated in Maryland in 1983.
Non-Principal Investment Strategies and Associated Risks.
The investment objectives, principal investment strategies and related principal risks for each Fund are discussed in its Prospectus. The following is a discussion of the non-principal investment strategies and related risks for the Funds. Unless otherwise noted, an investment strategy and the related risks described below are applicable to both Funds.
Restricted and Illiquid Securities. On occasion, Value Line Core Bond Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933, as amended (the “Securities Act”), if they were to be publicly distributed. However, the Fund will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of the Fund’s net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund’s investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.
In addition, the Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.
The Adviser, under the supervision of the Fund’s Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund’s limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.
To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Fund’s Board of Directors, will monitor the Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.
Lower Rated Securities. Value Line Core Bond Fund may invest up to 20% in junk bonds. The total return and yield of these lower rated bonds can be expected to fluctuate more than the total return and yield of higher quality bonds. Junk bonds have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy and a risk of loss of income and principal, than is the case with lower yielding, higher-rated securities. Junk bonds are often thinly traded and can be more difficult to sell and value accurately than high quality bonds.
Derivatives. Derivatives are financial instruments which derive their value from an underlying asset, reference rate or index. Value Line Core Bond Fund may invest in derivatives linked to interest rates as incidental to the Fund’s principal investment strategy. Value Line Core Bond Fund may also use derivatives as part of a non-principal investment strategy to the extent described in this Statement of Additional Information and consistent with the Fund’s investment objectives and policies. Derivatives may be used by the Fund for hedging purposes, including protecting unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates that would otherwise reduce the market value of the Fund’s investment portfolio. Derivatives also may be used by the Fund for non-hedging (sometimes referred to as “speculative”) purposes, such as enhancing returns, efficiently investing excess cash or quickly gaining market exposure.
The Adviser is not regulated by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator or commodity trading advisor under the Commodity Exchange Act, and intends to limit the Fund’s investments in derivatives to avoid such regulation. Under CFTC Regulation 4.5 exclusion from regulation as a commodity pool operator, the Fund’s commodity interests-other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions do not exceed 5% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. An exclusion under Rule 4.5 has been claimed with respect to Value Line Core Bond Fund. Any trading of commodity interests by the Fund will comply with one of the two alternative limitations described above. Complying with the limitations may restrict the Fund’s ability to use derivatives as part of its investment strategies and may subject the Fund to additional costs, expenses and administrative burdens. The Fund could become subject to regulation as a commodity pool in the future which would further increase such costs, expenses and administrative burdens.
Because derivative positions are typically established with a small amount of cash relative to the total amount of investment exposure they generate, the magnitude of losses from derivatives is generally much greater than the amount originally invested by the Fund. The Fund will be required to “set aside” (often referred to as “segregate”) liquid assets, or engage in other measures approved by the Securities and Exchange Commission (“SEC”) or its staff, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund may be required to liquidate its derivative positions or other attractive investments at inopportune times to fulfill these segregation requirements.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, counterparty credit risk associated with derivatives purchased on an exchange is lower than derivatives purchased through privately negotiated transactions.
Derivatives contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income, and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.
Futures Contracts Generally. Value Line Core Bond Fund may invest in U.S. and foreign interest rate futures contracts and stock index futures contracts as more fully described in the Prospectus and this Statement of Additional Information. A futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of the underlying asset, reference rate or index at the close of the last trading day of the contract and the price at which the contract is entered into. The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the asset, rate or index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the asset, rate or index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.
No consideration is paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as “initial margin” and is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the security, rate or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”
Successful use of futures contracts by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market or reference rate. When the Fund uses futures contracts for hedging purposes, their successful use also is dependent on adequate correlation between movements in the price of the futures contract and movements in the price of the portfolio positions, which are the subject of the hedge. If the Adviser’s judgment about the several factors influencing the direction of the market or rate is wrong, the Fund’s overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has entered into a futures contract to hedge against the possibility of a decline in the market or interest rates that would adversely affect the Fund’s portfolio and stock prices or interest rates increase instead, the Fund will lose part or all of the benefit of the increased value of the portfolio position being hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
U.S. and Foreign Interest Rate Futures Contracts. Please see the Prospectus for disclosure regarding Value Line Core Bond Fund’s principal investment strategies, with respect to which investing in U.S. and foreign interest rate futures contracts is incidental (and not part of), and the Fund’s aggregate notional exposure is limited to 20% of the Fund’s assets (including borrowings for investment purposes). The Fund invests in futures contracts that derive their value from 10-year government bonds issued by the U.S., the U.K., Japan, and Germany. Futures contracts on the 10-year U.S. Treasury bonds are listed for trading on a U.S. registered futures exchange and denominated in U.S. dollars. However, futures contracts on the 10-year government bonds issued by the U.K., Japan and Germany are listed on foreign boards of trade and denominated in the currency of the country issuing the bond. Accordingly, investments in these foreign interest rate futures contracts are subject to special risks in addition to the general risks of investing in derivatives and futures contracts. Futures which are listed on a foreign board of trade may not be entitled to the same regulatory protections as U.S. exchange-listed futures, and may be subject to higher transaction costs, reduced liquidity, delays in settlement, and different or greater counterparty risks. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. Also, foreign interest rate futures which are denominated in the currency of the country issuing the government bond are subject to foreign currency exchange risk. A change in the value of the foreign currency relative to the U.S. dollar will change the value of the futures contract to the Fund. The Adviser does not intend to engage in foreign currency or other derivative transactions that seek to hedge the Fund’s exposure to foreign currencies. Accordingly, any gains accruing on the Fund’s investments in U.K., Japanese and German government bond futures may be reduced, and the Fund may experience losses, if the value of the U.S. dollar declines relative to the foreign currency in which the Fund must post margin and settle its obligation.
Also incidental to (and not part of) Value Line Core Bond Fund’s principal investment strategies, the Fund may invest in futures contracts on other debt securities including U.S. Treasury bills, bonds and notes of different durations, as well as certificates of the Government National Mortgage Association, bank certificates of deposit and new types of such contracts that become available in the future. The Fund will only enter into these other financial futures contracts which are traded on a national futures exchange, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.
Stock Index Futures Contracts and Options Thereon. Value Line Core Bond Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the CFTC. The Fund may invest in stock index futures and options to realize profits and to hedge securities positions held by the Fund. For example, should the Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indices, thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indices, thereby locking in a price. The implementation of these strategies by the Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.
There can be no assurance of the Fund’s successful use of stock index futures for investment purposes or as a hedging device. The risk of imperfect correlation increases as the composition of the Fund’s securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.
The Fund may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of  “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.
Successful use of stock index futures by the Fund also is subject to the Adviser’s ability to predict correctly movements in the direction of the market. If the Adviser’s judgment about the several directions of the market is wrong, the Fund’s overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.
Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.
Covered Call Options. The Funds may write covered call options on stocks held in that Fund’s portfolio. The Funds may write covered call options to realize profits through the receipt of premiums and to hedge securities positions held by such Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount received for writing the option (the “premium”). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Fund also forgoes the opportunity to sell the underlying security during the option period.
The purchase of a call option has the effect of closing out a position when the purchased call option is for the same security at the same exercise price and expiration date as a call option which a Fund has written. Purchasing call options to close out call options written by a Fund may be done to avoid liquidating that Fund’s position upon exercise of the option by its purchaser or to extinguish the call option sold by the Fund so as to be free to sell the underlying security. In closing out a position, a Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, a Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.
Repurchase Agreements. The Funds may invest temporary cash balances in money market funds and/or repurchase agreements to generate current income. A repurchase agreement involves a sale of securities to a Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one week, but on occasion at a later time. A Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. A Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement, to which a Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. For more information regarding the risks associated with investing temporary cash balances in money market funds, please see “ETFs and Other Investment Companies” below.
Loans of Portfolio Securities. Each Fund may lend its portfolio securities to certain borrowers if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1∕3% (10% for Value Line Tax Exempt Fund) of the total assets of the Fund (including the loan collateral), and each Fund may pay reasonable fees in connection with the loans. The loans will be made in conformity with the Fund’s policies and are collateralized by cash or liquid securities on a daily basis in an amount at least equal to 100% of the market value of the securities loaned and interest earned thereon. Each Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any matter to be voted on by stockholders and deemed material by the Adviser acting in accordance with the Fund’s proxy voting policies. The Funds invest cash collateral in high-quality, readily marketable short-term obligations and/or money market funds (to the extent consistent with each Fund’s investment restrictions). Each Fund bears the risk of any loss in connection with such investment of collateral. While securities lending involves risk of delays in recovery or even loss of rights in the collateral should the borrower fail financially, loans are made only to borrowers approved in accordance with a Fund’s securities lending guidelines.
ETFs and Other Investment Companies. The Funds may invest in exchange-traded funds (“ETFs”) to quickly gain exposure to a broad index of securities in lieu of investing directly in such securities. The Funds may also invest temporary cash balances and/or cash collateral received from securities lending arrangements in other investment companies to seek to generate income in excess of that available on other investments. When a Fund invests in another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expense are in addition to, and may be duplicative of, the Fund’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. ETFs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset values, or that an active market may not develop. The Investment Company Act of 1940 (the “1940 Act”) generally limits a fund’s ability to invest in other investment companies such that, following any purchase, the fund: (1) has invested no more than 5% of its total assets in any single investment company and no more than 10% of its total assets in investment companies overall, and (2) owns no more than 3% of the voting securities of any given investment company.
Variable Rate Demand Instruments. Value Line Tax Exempt Fund may invest in variable rate demand instruments, which are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Fund intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Fund, or (3) to maintain a high-quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay at its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Fund may purchase are payable on demand on not more than seven calendar days’ notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.
When-Issued Securities. Value Line Tax Exempt Fund may invest in municipal securities which may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when the Fund buys or sells securities with payment and delivery taking place in the future, to secure what is considered to be an advantageous price and yield to the Fund. No Payment is made until delivery is due, often a month or more after the purchase. When the Fund engages in when-issued and delayed-delivery transactions, certain risks are involved. The Fund relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund failing to obtain a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund commits to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining the net asset value of the appropriate portfolio. A separate account for the Fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of the deposited securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.
Municipal Securities. Value Line Tax Exempt Fund may invest in municipal securities which are debt issues of governmental bodies, other than the U.S. government, within the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly constituted agencies and instrumentalities. The interest on these issues generally is not includable in “gross income” for regular federal income tax purposes, subject, however, to many exceptions and limitations. The purpose of these issues is to obtain funds for various public uses, including the construction, repair, or improvement of various public facilities, such as airports, bridges, highways, housing, hospitals, mass transit, schools, streets, waterworks and sewage systems.
The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the revenues from a special excise tax or other specific source, but not from general tax revenues. Revenue bonds include tax-exempt industrial revenue bonds that generally do not have the pledge of the credit of the issuer but are supported by revenues from a taxable corporation that operates a facility that was financed by the funds from the bond issue, and the pledge, if any, of real and personal property so financed as security for such payment. There are also a variety of hybrid and special types of municipal securities that have characteristics of both general obligation and revenue bonds.
Municipal notes are short-term obligations issued to obtain temporary funds for states, cities, municipalities and municipal agencies. These notes include tax, revenue and bond anticipation notes that provide temporary funds until the anticipated taxes, revenues, or bond proceeds, respectively, are received by the issuer. Other municipal notes include construction loan notes and short-term discount notes. Certain project notes, issued by a state or local housing authority, are secured by the full faith and credit of the United States. Municipal commercial paper consists of very short-term negotiable notes, which provide seasonal working capital needs or interim construction financing. The commercial paper and tax and revenue anticipation notes are paid from general revenues or may be refinanced with long-term debt.
Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. In such event, the Fund would reevaluate its investment objectives and strategies and submit possible changes in the structure of the Fund for the consideration of the shareholders.
New Liquidity Risk Management Rules. The SEC recently adopted new liquidity risk management rules that will require significant compliance oversight and potentially change the way open-end funds, such as the Value Line Funds, address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets. The rules require open-end funds to adopt liquidity risk management programs, and provide additional disclosures about a fund’s redemptions and liquidity risk. The Value Line Funds will be required to comply with the new rules by June 2019. The SEC also adopted rules that permit an open-end fund (other than an ETF or a money market fund) to implement “swing pricing,” which allows a fund to adjust its net asset value for the transaction costs related to a large volume of subscriptions and redemptions. The precise impact the rules will have on the Fund and on the open-end fund industry has not yet been determined, but any related changes may negatively affect the Fund’s expenses, yield and return potential.
Fundamental Policies.
The policies set forth below may not be changed with respect to a Fund without the affirmative vote of the majority of the outstanding voting securities of such Fund, which means the lesser of  (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.
In addition to any fundamental policies set forth in the Prospectus, Value Line Core Bond Fund has the following fundamental policies:
Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not:
Concentration.	1.	purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.
Borrowing.	2.	borrow money.
Senior Securities.	3.	issue senior securities.
Lending.	4.	make loans.
Real Estate & Commodities.	5.	purchase or sell commodities or real estate.
Underwriting Securities.	6.	underwrite the securities of other issuers.
Value Line Tax Exempt Fund has the following fundamental policies:
(i)
The Fund may not borrow money, except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes or to facilitate redemptions and in amounts not exceeding 10% of the total assets of the Fund, or mortgage, pledge or hypothecate the assets of the Fund except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.

(ii)
The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

(iii)
The Fund may not invest 25% or more of its assets in securities of issuers conducting their principal business activities in any one industry. (For purposes of applying the limitation set forth in this restriction, securities of the U.S. government, its agencies or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purposes be deemed to be issued by such non-governmental issuers and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations.)
(iv)
The Fund may not purchase equity securities, securities convertible into equity securities or invest in real estate, although the Fund may invest in municipal securities secured by real estate or interests therein.

(v)
The Fund may not lend money except as provided under “Lending Securities” or in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other liquid investments do not exceed 10% of the Fund’s assets.

(vi)
The Fund may not engage in short sales, purchases on margin or participate on a joint or a joint-and-several basis in any trading account in securities.

(vii)
The Fund may not write, purchase or sell puts (except for standby commitments), calls or combinations thereof or purchase interests in oil, gas or other mineral exploration or development programs or leases.

(viii)
The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding publicly issued debt obligations of any issuer or invest in companies for the purposes of exercising control. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(ix)
The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(x)
The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

(xi)
The Fund may not invest in commodities or commodity contracts.

(xii)
The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

(xiii)
The Fund may not purchase or invest in restricted securities or securities which at the time of investment are not readily marketable or invest in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 15% of the Fund’s assets would then be invested in such securities.

(xiv)
The Fund’s assets will be invested so that at least 80% of the annual income of the Fund will be exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax.

If a percentage restriction used in this Statement of Additional Information or the Prospectus for the Value Line Tax Exempt Fund is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restrictions (i) and (xiii).

Non-fundamental Policies.
The following policies are considered non-fundamental and can be changed by the Board of Directors without the approval of shareholders. Shareholders will be notified of any changes to their Fund’s non-fundamental policies.
(1)
Each Fund’s investment objective is non-fundamental. Value Line Core Bond Fund’s primary investment objective is to maximize current income and capital appreciation is a secondary investment objective. Value Line Tax Exempt Fund’s primary investment objective is to maximize income exempt from federal income taxes while avoiding undue risk to principal and capital appreciation is a secondary objective.

(2)
Value Line Core Bond Fund invests at least 80% of its assets (including borrowings for investment purposes) in bonds and other debt instruments.

Additional Information about the Funds’ Policies.
The information below is not part of any Fund’s fundamental or non-fundamental policies. This information is intended to provide a summary for the Value Line Core Bond Fund’s fundamental policies of what is currently required or permitted by the 1940 Act, and the rules and regulations thereunder, and the interpretive guidance thereof by the SEC or SEC staff. Where applicable, information is also provided regarding the Funds’ current intention with respect to certain investment practices permitted by the 1940 Act.
For purposes of fundamental policy (1), the Value Line Core Bond Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of other investment companies or securities of the U.S. government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.
For purposes of fundamental policy (2), the Value Line Core Bond Fund may borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
For purposes of fundamental policy (3), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Value Line Core Bond Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions-including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices-by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.
For purposes of fundamental policy (4), the Value Line Core Bond Fund may not lend more than 33 1∕3% of its total assets, provided that this limitation shall not apply to the Fund’s purchase of debt obligations.
For purposes of fundamental policy (5), the Value Line Core Bond Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy (6), the policy will not apply to the Value Line Core Bond Fund to the extent the Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

MANAGEMENT OF THE FUNDS
The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 47	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust (2013 – present)
Non-Interested Directors
Joyce E. Heinzerling Age: 61	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 61	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund (2014 – present)
Michael Kuritzkes Age: 57	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013 – 2014; Executive Vice President and General Counsel, Digital First Media, LLC, 2012 – 2013. Executive Vice President and General Counsel, Philadelphia Media LLC, 2010 – 2012.	11	None
Paul Craig Roberts Age: 79	Director	Since 1984 with respect to Value Line Tax Exempt Fund and since 1986 with respect to Value Line Core Bond Fund	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 69	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 47	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner Age: 67	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 39	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.
Committees. The non-interested Directors of each Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at most meetings of the Audit Committee. There were four meetings of each Fund’s Audit Committee during the last calendar year. Each Fund has a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Director if she is not available). There were no meetings of the Valuation Committees during the last calendar year. The Valuation Committee reviews any actions taken by the Pricing Committee of each Fund which consists of certain officers and employees of the respective Fund and the Adviser, in accordance with the valuation procedures adopted by each Fund’s Board of Directors. Each Fund also has a combined Nominating/Governance Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met one time during the last calendar year.
Board Structure. The Board is comprised of six Directors, five of whom (83%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board has appointed Mr. Hillman (an Independent Director) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors. The Valuation Committee is composed of an Independent Director and an interested Director. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.
The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that their leadership structure, including an Independent Director as the Chair, is appropriate in light of the asset size of the respective Funds and the other Value Line Funds, the number of Value Line Funds, and the nature of the Funds’ business, and is consistent with industry best practices. In particular, the Board believes that having a supermajority of Independent Directors is appropriate and in the best interests of each Fund’s shareholders.
Risk Oversight. As part of their responsibilities for oversight of the Funds, the Board oversees risk management of each Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Funds’ internal controls over financial reporting, the Funds’ disclosure controls and procedures and the Funds’ code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Fund’s Board for discussion and action.
The Board, including the Independent Directors, have approved the Funds’ compliance program and appointed the Funds’ Chief Compliance Officer, who is responsible for testing the compliance procedures of the Funds and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Funds, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Funds’ compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.
Qualifications and Experience of Directors. The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Director’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director of a Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director that support the conclusion that each person is qualified to serve as a Director.
Mr. Appel has served as an interested Director on the Board since 2010. His relevant experience includes serving as President of each Value Line Fund since 2008 and President of the Adviser since February 2009.
Ms. Heinzerling has served as an Independent Director on the Board since 2008. Her relevant experience includes being the president of a regulatory consulting company, former general counsel to an investment adviser and a former director of an unaffiliated mutual fund family.
Mr. Hillman has served as an Independent Director on the Board since March 2015 and Chairman of the Board since April 2016. His relevant experience includes being a Certified Public Accountant, serving as an independent director to closed-end mutual funds and authoring the book Regulated Investment Companies, as well as having been a Principal Financial Officer of registered investment advisors and a tax partner of two public accounting firms.

Mr. Kuritzkes has served as an Independent Director on the Board since March 2015 and Chairman of the Audit Committee since April 2016. His relevant experience includes having been a senior officer and general counsel to several large public and private companies as well as serving on the boards of several non–profit organizations, including chairing the board of a university-based center for performing arts.
Dr. Roberts has served as an Independent Director on the Board since 1983. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.
Ms. Sheerr has served as an Independent Director on the Board since 1996. Her relevant experience includes having been a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.
The following table sets forth information regarding compensation of Directors by the Funds and the other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2017. Directors who are officers or employees of the Adviser do not receive any compensation from the Funds or any of the Value Line Funds. The Funds have no retirement or pension plan for its Directors.
Name of Person	Aggregate Compensation From Value Line Core Bond Fund	Aggregate Compensation From Value Line Tax Exempt Fund	Total Compensation From Value Line Funds
Interested Director
Mitchell E. Appel	$-0-	$-0-	$-0-
Non-Interested Directors
Joyce E. Heinzerling	$2,028	$1,873	$76,000
James E. Hillman	$2,338	$2,141	$89,500
Michael Kuritzkes	$2,187	$2,028	$80,500
Paul Craig Roberts	$1,985	$1,818	$76,000
Nancy-Beth Sheerr	$2,059	$1,895	$78,000

The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Funds and in all of the Value Line Funds as of December 31, 2017:
Name of Director	Dollar Range of Equity Securities in Value Line Core Bond Fund	Dollar Range of Equity Securities in Value Line Tax Exempt Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Director
Mitchell E. Appel	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Non-Interested Directors
Joyce E. Heinzerling	$-0-	$-0-	$50,001 – $100,000
James E. Hillman	$1 – $10,000	$1 – $10,000	Over $100,000
Michael Kuritzkes	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Paul Craig Roberts	$-0-	$-0-	Over $100,000
Nancy-Beth Sheerr	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
As of March 31, 2018, with respect to each Fund, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of its outstanding shares, other than:
Value Line Core Bond Fund
Charles Schwab & Co. Inc., 211 Main Street, San Francisco, CA 94105	275,001 shares (approximately 6.8% of the shares outstanding)
Value Line Tax Exempt Fund
National Financial Services, Co., 200 Liberty St., New York, NY 10281	328,281 shares (approximately 5.9% of the shares outstanding)
Officers and Directors of each Fund owned less than 1% of the outstanding shares of each Fund. None of the non-interested Directors, nor his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.
Proxy Voting Policies
As a shareholder of the companies in which it invests, each Fund receives proxies to vote at those companies’ annual or special meetings. Each Fund’s Board of Directors has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by a Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objective. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Funds generally support management on routine matters and support management proposals that are in the interests of shareholders. The Board of each Fund reviews the Proxy Voting Policies periodically.
Subject to each Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by a Fund; however, the Adviser has delegated the implementation of each Fund’s Proxy Voting Policies to Broadridge Financial Solutions (“Broadridge”), a proxy voting service that is not affiliated with the Adviser or the Funds. In addition, Broadridge will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Funds receive. On matters involving corporate governance, Broadridge will provide recommendations generated by the independent proxy advisory firm, Glass, Lewis & Co., LLC. The Adviser generally anticipates that it will follow the recommendations of Broadridge.
The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Funds receive each year; however, each proxy needs to be considered separately and a Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.
Election of Directors, Corporate Governance and Routine Matters
The Funds generally support management on routine corporate matters and matters relating to corporate governance such as:
•
Increases in the number of authorized shares of or issuances of common stock or other equity securities pursuant to an appropriate detailed plan;

•
Shareholder rights and recapitalization measures; and

•
The selection of independent accountants.

The types of matters of corporate governance that the Adviser would expect to vote against include:
•
The adoption of a classified board;

•
The adoption of proposals that tend to limit or reduce the market value of the company’s securities; and

•
The adoption of poison pill plans or similar anti-takeover measures.

Compensation Arrangements and Stock Option Plans
The Adviser believes, if its view of management is favorable enough that a Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that a Fund would oppose. For example, the Funds would normally vote against a “say-on-pay” proposal if deficiencies are identified in the design of the company’s compensation program.
Social Policy–Based Proposals
Generally, the Adviser will vote against proposals that address social or political issues but will consider supporting such proposals when they seek to protect shareholder rights or minimize risks to shareholder value.
If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by a Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

Every August, each Fund will file with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings, without charge, on the SEC’s website at http://www.sec.gov or at the Funds’ website at http://www.vlfunds.com.
Shareholders may also obtain a copy without charge of the Proxy Voting Policies by contacting the Funds at the address or phone number on the cover page of this Statement of Additional Information.
Disclosure of Portfolio Holdings
Each Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, each Fund provides general portfolio holdings information to shareholders in their annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, each Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period-end portfolio holdings and are filed or mailed to shareholders within 60 days of the period-end.
In addition, the Funds’ Distributor may produce for marketing purposes Fund fact sheets, which would include each Fund’s top ten holdings and other information regarding a Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of each month and available at www.vlfunds.com.
Ongoing Relationships. Officers of the Funds who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) each Fund’s service providers and (ii) investment company rating agencies which are Morningstar, S&P, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by each Fund’s Board of Directors. The Funds’ service providers are their accountants, administrator, custodian, counsel, pricing services and proxy voting service, who may need to know a Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Funds otherwise disclose portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month-end or quarter-end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Funds do not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding, based on duties of confidentiality arising under law or contract, that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.
Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if a Fund’s Chief Compliance Officer determines that there are legitimate business purposes for the Fund in making the selective disclosure and adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of a Fund determines that there is a potential conflict of interest with respect to the disclosure of information that is not publicly available between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict who shall determine whether disclosure is reasonable under the circumstances and shall report such potential conflict of interest to the Fund’s Board of Directors. The Chief Compliance Officer will also report to the Board of Directors regarding any disclosure (other than to rating agencies and service providers) at the Board meeting next following the selective disclosure. The Funds do not release portfolio holdings information to any person for compensation.
Each Fund’s Board of Directors has approved its portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that each Fund’s Chief Compliance Officer monitor compliance with this policy.
INVESTMENT ADVISORY AND OTHER SERVICES
The investment advisory agreement between each Fund and the Adviser provides for an advisory fee based on the Fund’s average daily net assets at the annual rates indicated below. The table also sets forth the advisory fee paid by each Fund during the fiscal years ended December 31, 2015, 2016, and 2017.
Fund	Advisory Fee Rate as a % of Average Daily Net Assets*	Advisory Fees Paid or Accrued to the Adviser for the fiscal years ended December 31:
		2015	2016	2017
Value Line Core Bond Fund	0.39%	$385,393(1)	$356,135	$321,019
Value Line Tax Exempt Fund	0.39%	$363,905	$338,304	$293,889

*
Effective January 1, 2018, each Fund’s investment advisory agreement was amended to reflect that the Adviser provides (or arranges for the provision of) administrative services pursuant to a separate administration agreement, and amounts payable pursuant to that agreement directly reduce the advisory fee payable to the Adviser for the same period, resulting in no change to a Fund’s net total operating expenses.

(1)
For the period July 1, 2014 to July 14, 2015, the Adviser waived a portion of the management fee in an amount equal to 0.10% of the Fund’s average daily net assets. The fees waived pursuant to this arrangement amounted to $78,668 for the year ended December 31, 2015.

Each Fund’s investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund and is responsible for furnishing, at its expense, all necessary facilities, equipment and personnel for performing the Adviser’s services under the investment advisory agreement. The Adviser is not required to pay any expenses other than those expressly assumed by the Adviser in the investment advisory agreement or administration agreement between the Adviser and the Fund. In particular, and without limiting the generality of the foregoing, the Adviser is not required to pay a Fund’s taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal, audit and Fund accounting expenses and fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. Each Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment,” as such term is defined in the 1940 Act.
The Adviser currently acts as investment adviser or manager to 9 other investment companies which, together with the Funds, constitute the Value Line Funds with combined assets under management of approximately $2.5 billion as of March 31, 2018.

Certain of the Adviser’s clients may have investment objectives similar to a Fund and certain investments may be appropriate for a Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by a Fund. In other cases, however, it is believed that the ability of a Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.
The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of a Fund. The Funds, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.
Principal Underwriter.   Each Fund has entered into a distribution agreement with the Distributor, a wholly owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, NY 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under each Fund’s Service and Distribution Plan (12b-1 Plan) (each a “Plan” and together the “Plans”). The Distributor also serves as distributor to the other Value Line Funds.
Expense Limitation Agreement.   The Adviser and the Distributor are parties with Value Line Core Bond Fund to an Expense Limitation Agreement pursuant to which the Adviser and the Distributor have agreed to waive a proportionate amount of their advisory fees and Rule 12b-1 fees, respectively, and the Adviser has further agreed to reimburse certain expenses of Value Line Core Bond Fund, to the extent necessary to limit Value Line Core Bond Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”) during the period July 15, 2015 to June 30, 2019. The Adviser and the Distributor may subsequently recover from Value Line Core Bond Fund reimbursed expenses and/or waived fees (within three years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that Value Line Core Bond Fund’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Expense Limitation can be terminated or modified before June 30, 2019 only with the agreement of Value Line Core Bond Fund’s Board. For the years ended December 31, 2015, 2016 and 2017, respectively, the Adviser and Distributor collectively waived/reimbursed $82,415 ($78,033 by the Adviser and $4,382 by the Distributor), $146,308 (all $146,308 by the Adviser) and $146,933 (all $146,933 by the Adviser) of Value Line Core Bond Fund’s fees and expenses pursuant to the Expense Limitation.
Other Service Providers.   State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for a fee of  $66,900 per annum paid by each Fund. The Fund’s advisory fee is offset in each period by the amount of fees and related expenses paid to State Street for these services which the Adviser is responsible for providing (or arranging for provision) to the Fund. Prior to January 1, 2018, the Adviser paid State Street directly rather than offset its advisory fee. State Street, whose address is 1 Iron Street, Boston, MA 02210, also acts as each Fund’s custodian and dividend-paying agent. As custodian, State Street is responsible for safeguarding each Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund’s investments. As dividend-paying agent, State Street transmits payments for dividends and distributions declared by each Fund. DST Asset Manager Solutions, Inc., whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to each Fund.
PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Funds’ independent registered public accounting firm.
Ownership and Control of the Adviser.   The Adviser’s voting securities are held in equal percentages by five shareholders, each of which also serves as a trustee of the Adviser. Together, they manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor is delegated to its senior executive, Mitchell E. Appel. The current trustees and holders of the Adviser’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, John P. Ellis, Robert E. Rice and R. Alastair Short.
A non-voting profits interest and a non-voting revenues interest in the Adviser is retained by its predecessor, Value Line, Inc. (“Value Line”). Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, declaring bankruptcy, making material changes in tax or accounting policies or making material borrowing, and entering into related-party transactions. However, Value Line has no power to vote for the election, removal or replacement of trustees of the Adviser.
Value Line has (1) granted the Adviser, the Distributor and each Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to create a risk profile similar to that of so-called hedge funds, and (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers.
Portfolio Managers
Fund	Portfolio Manager
Value Line Core Bond Fund	Liane Rosenberg and Jeffrey Geffen are primarily responsible for the day-to-day management of the Fund’s portfolio.
Value Line Tax Exempt Fund	Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio.
Compensation.   Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed.   The table below shows the number of Value Line Funds for which each portfolio manager has primary or joint responsibility of day-to-day management and the combined total assets of those Value Line Funds at December 31, 2017. None of the portfolio managers currently manage any private accounts.
	Number of Funds	Total Assets
Liane Rosenberg	5	$1.2 billion
Jeffrey Geffen	3	$662 million
Material Conflicts of Interest.   The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities of one account and not another account. None of the accounts pay performance-related fees. Investments are allocated pro rata among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable. The Adviser currently does not have any private accounts.
Ownership of Securities.   Neither of the Funds’ portfolio managers own shares of the Funds they manage.
SERVICE AND DISTRIBUTION PLAN
Each Plan is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. The Distributor has contractually agreed to waive a portion of Value Line Tax Exempt Fund’s Rule 12b-1 fees. The contractual waiver amount and amounts waived for the fiscal year ended December 31, 2017 are set forth in the chart below. There is no assurance that the Distributor will extend the fee waiver beyond the date indicated, and the fee waiver may be modified or terminated before such date with the approval of Value Line Tax Exempt Fund’s Board.
Fund	Contractual Fee Waiver	Total Fees Waived for the Fiscal Year Ended December 31, 2017
Value Line Tax Exempt Fund	The Distributor has agreed to waive the Fund’s 12b-1 fee through June 30, 2019. There is no assurance that the Distributor will extend the fee waiver beyond such date.	$146,945

The table below sets forth for each Fund’s fiscal year ended December 31, 2017 the fees paid by the Fund to the Distributor pursuant to the Plan, the amounts paid by the Distributor to other broker-dealers, and the amounts incurred by the Distributor in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.
	Fees Paid to the Distributor	Fees Paid by the Distributor to other Broker-Dealers	Advertising and Marketing Expenses Paid by the Distributor
Value Line Core Bond Fund	$160,509	$46,079	$29,798
Value Line Tax Exempt Fund	0	$41,102	$10,889
The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to the Directors each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.
As noted above, the Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.
The Plan is subject to annual approval by the respective Fund’s Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the respective Fund’s Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Directors who are not “interested persons”.
Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.
The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, and enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between a Fund and other Value Line Funds will be allocated among the Funds and, as applicable, the classes of the Funds based on their relative net asset value or another reasonable method of allocation.

Additional Dealer Compensation
If you purchase shares of a Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Fund, the Distributor, the Adviser and/or their affiliates (collectively, the “Service Providers”). The amount of such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary and in certain instances are subject to minimum payment levels. Compensation from the Service Providers may vary among intermediaries. The types or payments an intermediary may receive include:
•
Payments under the Plan which are asset-based charges paid from the assets of the Fund; and

•
Payments by the Service Providers out of its own assets. These payments are in addition to payments made from assets of the Fund, such as payments under the Plan. These payments may take the form of, among other things: “due diligence” payments for an intermediary’s examination for the Fund and payments for providing extra employee training, education and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees for providing assistance in promoting the sale of the funds’ shares; payments for the sale of shares and/or the maintenance of share balances; maintenance fees; and set-up fees regarding the establishment of new accounts. You should consult with your intermediary and review carefully any disclosure by the intermediary as to compensation received by it for more information about the payments described above. Although a portion of the Service Providers’ revenue comes directly or indirectly in part from fees paid by the Fund and other funds, these payments do not increase the price paid by investors for the purchase of shares of the Fund or other funds. The Service Providers generally agree amongst themselves what payment to make to intermediaries and which Service Provider will bear or make such payments. Payments of this type are sometimes referred to as revenue-sharing payments.

In addition, the Service Providers may contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Service Providers may also: (i) pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to intermediaries and their salespersons.
Payments to an intermediary may be significant to the intermediary and amounts that intermediaries pay to your financial advisor or investment professional may also be significant for your financial advisor or investment professional. Because an intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, revenue sharing payments create conflicts of interest between the intermediary and its clients and these financial incentives may cause the intermediary to recommend the Fund and other funds over other investments. The same conflict of interest exists with respect to your financial advisor or investment professional if he or she receives similar payments from his or her intermediary firm.
Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.
The maximum amount of compensation that may be paid to any intermediary under each Plan is 0.25% of the Fund’s average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of the respective Fund’s average daily net assets. However, to the extent one or more Service Providers waives any fees it would have otherwise received under a Plan, such Service Provider or the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.
As of December 31, 2017, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed a Fund’s payment of 0.25% of average daily net assets pursuant to its Plan.
Ameritrade
Charles Schwab
Hand Securities, Inc.
MSCS Financial Services
National Financial Services
Pershing
U.S. Bank
Vanguard
PNC Bank
Financial intermediaries may have been added or removed from the list above since December 31, 2017.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for a Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility.
Commission rates and spreads, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account as principals and not as brokers, without stated commissions, though the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.
Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Research services provided to the Adviser by broker-dealers are available for the benefit of both Funds and accounts managed by the Adviser, and the allocation of such benefits relative to commissions paid by a Fund or account will be in such amounts and in such proportion as the Adviser may determine. The information and services that may be furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. When services and information are furnished to the Adviser at no cost, certain of these services might relieve the Funds or the Adviser of expenses which they would otherwise have to pay. The advisory fee paid by the Funds to the Adviser will not be reduced as a result of the Adviser’s receipt of information and research services. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Funds or other Value Line Funds, but this fact, or the volume of such sales, is not a consideration in their selection.
During the fiscal years ended December 31, 2015, 2016 and 2017, neither Fund paid any brokerage commissions.
Portfolio Turnover.   Each Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Funds’ Prospectus.
CAPITAL STOCK
Each share of each Fund’s common stock, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if a Fund were liquidated, would receive the net assets of the respective Fund.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchases.   Shares of a Fund are purchased at the net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. Each Fund reserves the right to reduce or waive the minimum purchase requirements.
Automatic Purchases.   Each Fund offers a free service to its shareholders, Valu-Matic®, through which monthly investments of  $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.
Retirement Plans.   Shares of a Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the Fund’s investment objective be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.
Redemptions.   Redemptions are taxable transactions for shareholders that are subject to tax. The value of shares of a Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of a Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes to the extent that shares of the same Fund are purchased within (before or after) 30 days of the sale.
It is possible that conditions may exist in the future which would, in the opinion of a Fund’s Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the respective Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.
Calculation of Net Asset Value.   The net asset value of each Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange is open for business. The net asset value per share is determined by dividing the total value of all the securities and other assets of the Fund, less any liabilities, by the total number of outstanding shares. Securities for which market prices or quotations are readily available are priced at their market value, which in the case of securities traded on an exchange or the NASDAQ Stock Market is typically the last quoted sale or the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities, market value is typically deemed to be the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available, or are determined not to reflect accurately fair value, are valued at fair value as determined by the Adviser pursuant to policies and procedures adopted by each Fund’s Board of Directors. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service or by prices furnished by recognized dealers in such securities. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.
TAXES
(See “Dividends, Distributions and Taxes” in the Funds’ Prospectus)
Each Fund has elected to be treated, has qualified and intends to continue to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, and assuming each Fund meets the distribution requirements stated below, each Fund will not be subject to federal income tax on net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of  (i) 90% of its investment company taxable income without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year a Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but was eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If a Fund were not eligible for such relief or did not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income was thereafter distributed, it would be subject to a further tax at the shareholder level.
The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. Each Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.
For U.S. federal income tax purposes, a Fund is permitted to carry forward its net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). Pursuant to an ordering rule, however, net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may expire unutilized. If a Fund so elects, all or a portion of certain losses realized by the Fund in the portion of its taxable year after October 31 will be treated as arising on the first day of its following taxable year.
Value Line Core Bond Fund has $722,776 of unlimited short-term losses.
Value Line Tax Exempt Fund Only.   The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of a Fund’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported to you by the Fund as an “exempt-interest dividend” under the Code. Exempt-interest dividends are excluded from a shareholder’s gross income for regular federal income tax purposes under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return.
While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (i) a security issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”), or a state tax authority, as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possible retroactively, subjecting you to increased liability. In addition, such reclassifications or actions could cause the value of a security, and therefore the value of the Fund to decline.

In accordance with its investment objective, the Fund invests its assets in a manner that will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders’ capital. The Fund may from time to time invest a portion of its assets in short-term taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when issued securities prior to issuance, enter into options or futures transactions, or acquire any debt obligation at a market discount.
The Fund may invest up to 20% of its net assets in certain “private activity bonds” that generate interest that constitutes an item of tax preference for purposes of the U.S. federal alternative minimum tax on individuals, estates, and trusts. The portion of the Fund’s exempt-interest dividends derived from interest on such private activity bonds will likewise be an item of tax preference for purposes of the alternative minimum tax. The portion of any dividend paid by the Fund which represents income derived from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of facility financed by such bonds or a related person.
Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Fund generally will not be deductible for U.S. federal income tax purposes. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions from the Fund.
Value Line Core Bond Fund and Value Line Tax Exempt Fund.   Unless a shareholder elects otherwise, distributions from a Fund will be invested in additional common shares of the Fund. All Fund distributions other than exempt-interest dividends will be subject to U.S. federal income tax, and applicable state and local income taxes, whether they are paid in cash or reinvested in additional shares. No distributions from the Funds are expected to be treated as qualified dividend income, which is taxable at reduced rates for individuals or to qualify for the dividends-received deduction for shareholders that are corporations.
Distributions from net capital gain that a Fund reports as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the reduced maximum federal income tax rate on long-term capital gains.
A 3.8% Medicare tax is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income does not include exempt-interest dividends, but generally does include taxable distributions from each Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally is exceeded if an individual filer has modified adjusted gross income in excess of $200,000, if a married joint filer has modified adjusted gross income in excess of  $250,000, or if a married separate filer has modified adjusted gross income in excess of  $125,000.
Because the ultimate tax characterization of a Fund’s distributions cannot be determined until after the end of a tax year, there is a possibility that a Fund may make distributions to shareholders that exceed the Fund’s current earnings and profits for a tax year. Any such distributions will not be treated as taxable dividends, but instead will be treated as a return of capital to the extent of  (and in reduction of) the shareholder’s basis in its shares. To the extent that any such distributions are in excess of that basis, the excess amounts will be treated as gain from the sale of the shares, as discussed below.

Dividends declared by a Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year even when such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
If a Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of portfolio securities that it would otherwise have retained, or may have to borrow, in order to satisfy distribution requirements.
Options written or purchased by a Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by a Fund as long-term or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of each Fund’s income and gains or losses and hence of its distributions to shareholders.
Value Line Core Bond Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of a Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. If your holding period in either Fund’s shares is six months or less, any capital loss realized from the sale, exchange, or redemption of such shares, to the extent not previously disallowed, must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.
Any loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed.
In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Funds, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.
If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the applicable Fund to make, revoke or change such an election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the cost basis for such shareholder.
Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because each Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.
Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of  $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders who fail to provide certain required certifications to a Fund will be subject to backup withholding at the rate of 24% on all dividends (including exempt-interest dividends), distributions, and redemption proceeds paid by the Fund. Backup withholding is not a separate tax, and it may be recovered by filing a timely U.S. federal income tax return and claiming it as a credit.
U.S. persons who own (either directly or indirectly) more than 50% of the vote or value of a mutual fund, such as the Funds, could be required to report each year their “financial interest” in such fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult their tax advisors regarding the applicability of this reporting requirement to their individual circumstances.
The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on certain dividends from a Fund. The withholding tax does not apply to capital gain dividends, to exempt-interest dividends, or to dividends derived from a Fund’s net interest income or short-term capital gains and so reported by the Fund.
Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), each Fund will be required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person that timely provides a valid IRS Form W-9 or a non-U.S. individual that timely provides a valid IRS Form W-8BEN. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.
FINANCIAL STATEMENTS
Each Fund’s financial statements for the year ended December 31, 2017, including the financial highlights for each of the five fiscal years in the period ended December 31, 2017, appearing in the 2017 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

DESCRIPTION OF RATINGS
Description of Value Line Financial Strength Ratings
Value Line ranks the companies followed by The Value Line Investment Survey (Standard Edition or the Small and Mid-Cap Edition), into nine categories as follows:
A++ Greatest relative financial strength. Companies among the very strongest of the approximately 3,500 followed by The Value Line Investment Survey.
A+ Excellent relative financial strength. Companies with very high financial strength, but not quite the highest among the Value Line 3,500.
A High-grade relative financial strength.
B++ Above average relative financial strength among the Value Line 3,500.
B+ Very good relative financial strength; approximately average among the companies in the Value Line 3,500.
B Good relative financial strength, although somewhat below the average of all 3,500 Value Line companies.
C++ Below average relative financial strength.
C+ Significantly below average relative financial strength.
C Weakest relative financial strength.
The Value Line ratings are based upon an analysis of a number of financial variables including the size and stability of a company’s profit stream, the level and consistency of the returns on capital and equity, the amount of financial leverage (including both short-and long-term debt), the level of cash on the balance sheet, the profile of the industry, or industries in which the company participates, the company’s tax rate and the stock’s price stability.
Description of Standard & Poor’s Ratings Services
AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
D
An obligation rated ‘D’ is in payment default.
Description of Moody’s Investors Service, Inc. Ratings
Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

PART C: OTHER INFORMATION
Item 28.   Exhibits.
(a)	Articles of Incorporation(1) and Articles Supplementary.(5)
(b)	By-laws(1) and Amendment to the By-laws.(5)
(c)	Not applicable.
(d)	(1) Investment Advisory Agreement.(4)
(2) Master Amendment to Investment Advisory Agreement.(8)
(e)	Distribution Agreement.(4)
(f)	Not applicable.
(g)	Custodian Agreement.(1)
(h)	(1) Administration Agreement with State Street Bank and Trust Company.(3)
(2) Fee Waiver Agreement.(7)
(3) Master Administration Agreement.(8)
(i)	Legal Opinion.(1)
(j)	Consent of Independent Registered Public Accounting Firm.†
(k)	Not applicable.
(l)	Not applicable.
(m)	Service and Distribution Plan.(2)
(p)	Code of Ethics.(5)
(r)	(1) Powers of Attorney.(4)
(2) Powers of Attorney for Messrs. Hillman and Kuritzkes.(6)

(1)
Filed as an exhibit to Post-Effective Amendment No. 16, filed April 29, 1999, and incorporated herein by reference.

(2)
Filed as an exhibit to Post-Effective Amendment No. 17, filed April 28, 2000, and incorporated herein by reference.

(3)
Filed as an exhibit to Post-Effective Amendment No. 25, filed June 28, 2007, and incorporated herein by reference.

(4)
Filed as an exhibit to Post-Effective Amendment No. 29, filed April 29, 2011, and incorporated herein by reference.

(5)
Filed as an exhibit to Post-Effective Amendment No. 31, filed June 29, 2012, and incorporated by herein reference.

(6)
Filed as an exhibit to Post-Effective Amendment No. 37, filed April 29, 2015, and incorporated herein by reference.

(7)
Filed as an exhibit to Post-Effective Amendment No. 43, filed September 1, 2017, and incorporated herein by reference.

(8)
Filed as an exhibit to Post-Effective Amendment No. 45, filed November 29, 2017, and incorporated herein by reference.

†
Filed herewith.

Item 29.   Persons Controlled by or Under Common Control With Registrant.
None.
Item 30.   Indemnification.
Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16.
Item 31.   Business or Other Connections of Investment Adviser.
EULAV Asset Management, Registrant’s investment adviser, acts as investment adviser to the registered investment companies in the Value Line Funds listed in Item 32.
Name	Position With the Adviser	Other Employment within the Past Two Years
Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer and President of the Distributor; President and Director of each of the Value Line Funds.
Robert Scagnelli	Vice President	Vice President of the Distributor; Assistant Treasurer and Assistant Secretary of each of the Value Line Funds.
Kimberly Berliner	Chief Compliance Officer	Compliance Officer, Northern Lights Compliance Services, LLC, 80 Arkay Drive, Suite 110 Hauppauge, NY 11788; Senior Compliance Analyst, Weston Financial Group, 2013 – 2016.
Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurerof each of the Value Line Funds since 2008.
Avi T. Aronovitz	Trustee
Chief Financial Officer, Socure, Inc., 110 Fifth Avenue, New York, NY 10011, since July 2017; Advisor and Chief Financial Officer, Frankly, Inc., 333 Bryant Street, San Francisco, CA 94107, April 2016 – July 2016.

John P. Ellis	Trustee	Senior Vice President, Fox Business Network, 1211 Avenue of the Americas, New York, NY10036.
Robert E. Rice	Trustee	Managing Director, Tangent Capital, 135 East 57th Street, New York, NY 10022.
R. Alastair Short	Trustee
Director, Vice Chairman and Chairman of Audit Committee, Van Eck Funds, 335 Madison Avenue, NY, NY 10017. Director and Chairman of the Audit Committee, Market Vectors ETFs, 335 Madison Avenue, NY, NY 10017; Director, Tremont Offshore Funds until July 2016; Director, NorthVu Inc., Toronto, Canada.

The business address of the Distributor and the Value Line Funds is 7 Times Square, 21st Floor, New York, NY, 10036-6524.
Item 32.   Principal Underwriters.
(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line Funds: Value Line Mid Cap Focused Fund, Inc.; Value Line Capital Appreciation Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Focused Fund, Inc.; Value Line Centurion Fund, Inc.; Value Line Core Bond Fund; Value Line Strategic Asset Management Trust; a series of Value Line Funds Variable Trust; Value Line VIP Equity Advantage Fund, a series of Value Line Funds Variable Trust; Value Line Small Cap Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; and The Value Line Tax Exempt Fund, Inc.

(b)
(1) Name and Principal Business Address	(2) Position and Offices with EULAV Securities LLC	(3) Position and Offices with Registrant
Mitchell Appel	President	President and Director
Raymond Stock	Vice President; Secretary	None
Robert Scagnelli	Vice President	Assistant Treasurer and Assistant Secretary
Howard Spindel	Chief Compliance Officer	None
The business address of each of the officers and directors is 7 Times Square, 21st Floor, New York, NY 10036-6524.
(c)
Not applicable.

Item 33.   Location of Accounts and Records.
EULAV Asset Management
7 Times Square, 21st Floor
New York, NY 10036
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)

DST Asset Manager Solutions, Inc.
P.O. Box 219729
Kansas City, MO 64121-9729
For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company
Iron Street
Boston, MA 02210
For all other records
Item 34.   Management Services.
None.

Item 35.   Undertakings.
None.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of April, 2018.
THE VALUE LINE TAX EXEMPT FUND, INC.
By:	/s/ Mitchell E. Appel Mitchell E. Appel, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
*Joyce E. Heinzerling (Joyce E. Heinzerling)	Director	April 27, 2018
**James E. Hillman (James E. Hillman)	Director	April 27, 2018
**Michael Kuritzkes (Michael Kuritzkes)	Director	April 27, 2018
*Paul Craig Roberts (Paul Craig Roberts)	Director	April 27, 2018
*Nancy-Beth Sheerr (Nancy-Beth Sheerr)	Director	April 27, 2018
/s/ Mitchell E. Appel (Mitchell E. Appel)	Director; President and Chief Executive Officer (Principal Executive Officer)	April 27, 2018
/s/ Emily D. Washington (Emily D. Washington)	Treasurer; Principal Financial and Accounting Officer; Secretary	April 27, 2018
*By:	/s/ Mitchell E. Appel (Mitchell E. Appel, attorney-in-fact)

*
Attorney-in-fact pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 29 and incorporated herein by reference.

**
Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 37, and incorporated herein by reference.

EXHIBIT INDEX
Exhibit Number	Document Title
(j)	Consent of Independent Registered Public Accounting Firm